NOTE PAYABLE	12 Months Ended
Dec. 31, 2014
Notes Payable, Other Payables [Member]
Long-term Debt [Text Block]
Note 6 - Note Payable

In 2013, the Company was awarded a grant from the Alzheimer’s Drug Discovery Foundation. The award was paid in two semi-annual installments of $102,630 totaling $205,260. The Company executed Promissory Notes (the “Notes”) which governed the terms of the repayment of the grant. The Notes have a term of four years and are due and payable in 2017 unless there is a change of control, as defined. In the event of a change of control, the total principal amount that is outstanding under the Notes, plus all accrued and unpaid interest become immediately due and payable. The Notes include interest rates that are equal to the prime rate that is two days prior to the date of the Notes (3.25% at December 31, 2013). In connection with the grant award the Company also issued to the Alzheimer’s Drug Discovery Foundation a warrant to purchase 15,596 shares of the Company’s common stock at an exercise price of $0.99. The Company determined the fair value of the warrants issued using the Black-Scholes pricing model with the assumptions discussed in Note 3 and allocated the proceeds based on the relative fair value of the debt instrument and the related warrants. The aggregate deferred debt discount related to the Note was $785. The Company amortized $196 and $138 of the debt discount during the years ended December 31, 2014 and 2013, respectively. The warrant expires on the 10 year anniversary of the grant date.